Exhibit 10.1

AMENDMENT NO. 3

TO

CREDIT AGREEMENT

THIS AMENDMENT NO. 3 TO CREDIT AGREEMENT, dated as of March 30, 2018 (this “Agreement”), is entered into by and between PACIFIC ETHANOL PEKIN, llc, a limited liability company organized and existing under the laws of Delaware (“Company”), COMPEER FINANCIAL, PCA, a federally-chartered instrumentality of the United States, successor by merger to 1st Farm Credit Services, PCA (“Lender”), and CoBank, ACB, a federally-chartered instrumentality of the United States (“CoBank” or “Agent”). Capitalized terms not defined herein shall have the meanings set forth in the Existing Credit Agreement.

BACKGROUND:

WHEREAS, the Company, Lender and CoBank have entered into that certain Credit Agreement dated as of December 15, 2016 (as amended, restated, modified or otherwise supplemented from time to time, collectively the “Existing Credit Agreement”), and the other Loan Documents;

WHEREAS, the Company has requested that, as of the Effective Date, the Existing Credit Agreement be amended as herein provided; and

WHEREAS, CoBank is willing, subject to the terms and conditions hereinafter set forth, to make such amendments;

NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereby agree as follows:

ARTICLE 1          Definitions.

1.1            Certain Definitions. The following terms when used in the Agreement shall have the following meanings:

“Agreement” is defined in the preamble to this Agreement.

“CoBank” is defined in the preamble to this Agreement.

“Company” is defined in the preamble to this Agreement.

“Effective Date” is defined in Article 4.

“Existing Credit Agreement” is defined in the first recital to this Agreement.

“Second Amended and Restated Term Note” is defined in Section 2.1 of this Agreement.

1.2        Other Definitions. Unless otherwise defined or the context otherwise requires, terms used herein (including in the preamble and recitals hereto) have the meanings provided for in the Existing Credit Agreement.

ARTICLE 2       Amendments.

Effective on (and subject to the occurrence of) the Effective Date, the Existing Credit Agreement is amended as follows:

2.1        Term Note. The Term Note referenced in Section 2.1(a) of the Existing Credit Agreement, and attached to the Existing Credit Agreement as Exhibit A, has been amended and restated in its entirety and is in the form attached hereto as Exhibit A, the terms and provisions of which are incorporated into the Existing Credit Agreement by reference and made a part thereof (the “Second Amended and Restated Term Note”).

2.2        Amendment to Section 8.1 of the Existing Credit Agreement. Section 8.1 of the Existing Credit Agreement is hereby amended by deleting Section 8.1 in its entirety and substituting the following Section 8.1 in its place:

“8.1      Working Capital. The Company will maintain the Working Capital of the Consolidated Group at not less than: (a) $13,000,000, commencing on March 31, 2018 and continuing at all times thereafter through November 30, 2018, measured as of the last day of each calendar month; and (b) $16,000,000, commencing on December 1, 2018 and continuing at all times thereafter, measured as of the last day of each calendar month.”

2.3        Form of Compliance Certificate. The Compliance Certificate referenced in Section 6.1(c) of the Existing Credit Agreement, and attached to the Existing Credit Agreement as Exhibit C, has been amended and restated in its entirety and is in the form attached hereto as Exhibit B.

ARTICLE 3       Representations and Warranties.

In order to induce CoBank to make the amendments provided for in Article 2, the Company hereby (a) represents and warrants that (i) each of the representations and warranties of the Company contained in the Existing Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof, except that such representations and warranties (A) that relate solely to an earlier date shall be true and correct in all material respects as of such earlier date and (B) shall be true and correct in all respects to the extent they are qualified by a materiality standard and (ii) after giving effect to the Agreement and the Waiver Letter dated March 9, 2018, no Default or Event of Default has occurred and is continuing; and (b) agrees that the incorrectness in any respect of any representation and warranty contained in the preceding clause (a) shall constitute an immediate Event of Default. Without limiting the foregoing, the Company hereby (x) ratifies and confirms all of the terms, covenants and conditions set forth in the Loan Documents and hereby agrees that it remains unconditionally liable to CoBank in accordance with the respective terms, covenants and conditions set forth in the Loan Documents, and all Collateral in favor of CoBank continues unimpaired and in full force and effect, and (y) waives all defense, claims, counterclaims, rights of recoupment or set-off against any of its obligations.

ARTICLE 4       Conditions to Effectiveness.

This Agreement shall become effective on such date (the “Effective Date”) when the following conditions have been satisfied:

4.1         Representations and Warranties. The representations and warranties made by the Company pursuant to Article 3 as of the Effective Date shall be true and correct.

4.2        Term Note. CoBank shall have received a duly executed Second Amended and Restated Term Note.

4.3        Other Requests. CoBank shall have received such other certificates, instruments, documents, agreements, information and reports as may be requested by CoBank, in form and substance satisfactory to CoBank.

4.4        Amendment Fee. CoBank shall have received a non-refundable amendment fee of $45,000 for the benefit of CoBank.

ARTICLE 5       Miscellaneous.

5.1        Loan Document Pursuant to Existing Credit Agreement. This Agreement is a Loan Document executed pursuant to the Existing Credit Agreement. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions contained in the Existing Credit Agreement and each other Loan Document shall remain unamended and otherwise unmodified and in full force and effect.

5.2        Limitation of Amendments. The amendments set forth in Article 2 shall be limited precisely as provided for herein and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of the Existing Credit Agreement or any term or provision of any other Loan Document or of any transaction or further or future action on the part of the Company which would require the consent of CoBank under the Existing Credit Agreement or any other Loan Document.

5.3        Counterparts; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall become effective when it shall have been executed by CoBank and when CoBank shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or email shall be as effective as delivery of a manually executed counterpart of this Agreement.

5.4        Incorporation of Existing Credit Agreement Provisions. The provisions of Article 11 of the Existing Credit Agreement shall apply to this Agreement, mutatis mutandis.

[Signature Pages Follow]

[SIGNATURE PAGE TO CREDIT AGREEMENT AMENDMENT]

IN WITNESS WHEREOF, the parties hereto, by their Authorized Officers, have executed this Agreement as of the date first set forth above.

COMPANY:

PACIFIC ETHANOL PEKIN, LLC

By:	/S/ BRYON T. MCGREGOR
Name: Bryon T. McGregor
Title: Chief Financial Officer

[SIGNATURE PAGE TO CREDIT AGREEMENT AMENDMENT]

IN WITNESS WHEREOF, the parties hereto, by their Authorized Officers, have executed this Agreement as of the date first set forth above.

LENDER:

COMPEER FINANCIAL, PCA

By:	/S/ DALE A. RICHARDSON
Name: Dale A. Richardson
Title: Managing Director, Capital Markets

[SIGNATURE PAGE TO CREDIT AGREEMENT AMENDMENT]

IN WITNESS WHEREOF, the parties hereto, by their Authorized Officers, have executed this Agreement as of the date first set forth above.

COBANK, ACB

By:	/S/ TOM D. HOUSER
Name: Tom D. Houser
Title: Vice President